EX-99.n.1

Nomura Funds

Amended and Restated
Multiple Class Plan Pursuant to Rule 18f-3

This Multiple Class Plan (the “Plan”) has been adopted by a majority of the Board of Trustees of each of the investment companies listed on Appendix A as may be amended from time to time (each individually a “Fund” and, collectively, the “Funds”), including a majority of the Trustees who are not interested persons of each Fund, pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “Act”). The Board of each Fund has determined that the Plan, including the allocation of expenses, is in the best interests of the Fund as a whole, each series of shares offered by such Fund (individually and collectively the “Series”) where the Fund offers its shares in multiple series, and each class of shares offered by the Fund or Series, as relevant. The Plan sets forth the provisions relating to the establishment of multiple classes of shares for each Fund and, if relevant, its Series. To the extent that a subject matter set forth in this Plan is covered by a Fund's Agreement and Declaration of Trust or By-Laws, such Agreement and Declaration of Trust or By-Laws will control in the event of any inconsistencies with descriptions contained in this Plan.

The term “Portfolio,” when used in this Plan in the context of a Fund that offers only a single series of shares, shall be a reference to the Fund, and when used in the context of a Fund that offers multiple series of shares, shall be a reference to each series of such Fund.

CLASSES

1. Appendix A to this Plan describes the classes to be issued by each Portfolio and identifies the names of such classes.

FRONT-END SALES CHARGE

2. Class A shares carry a front-end sales charge as described in the Funds' relevant prospectuses; and Class C, Class R, Class R6, and Institutional Class shares are sold without a front-end sales charge.

CONTINGENT DEFERRED SALES CHARGE

3. Class A shares are not subject to a contingent deferred sales charge (“CDSC”), except as described in the Funds' relevant prospectuses.

4. Class C shares are subject to a CDSC as described in the Funds' relevant prospectuses.

5. As described in the Funds' relevant prospectuses, the CDSC for each class declines to zero over time and is waived in certain circumstances. Shares that are subject to a CDSC age one month at the end of the month in which the shares were purchased, regardless of the specific date during the month that the shares were purchased.

6. Class R, Class R6, and Institutional Class shares are not subject to a CDSC.

RULE 12b-1 PLANS

7. In accordance with the Rule 12b-1 Plan for the Class A shares of each Portfolio, each Fund shall pay to Delaware Distributors, L.P. (the “Distributor”) a monthly fee not to exceed the maximum rate set forth in Appendix A as may be determined by the Fund's Board of Trustees from time to time for distribution services.

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The monthly fee shall be reduced by the aggregate sums paid by or on behalf of such Portfolio to persons other than broker-dealers pursuant to shareholder servicing agreements.

8. In accordance with the Rule 12b-1 Plan for the Class C shares of each Portfolio, each Fund shall pay to the Distributor a monthly fee not to exceed the maximum rate set forth in Appendix A as may be determined by the Fund's Board of Trustees from time to time for distribution services. In addition to these amounts, the Fund shall pay (i) to the Distributor for payment to dealers or others, or (ii) directly to others, an amount not to exceed the maximum rate set forth in Appendix A for shareholder support services pursuant to dealer or servicing agreements.

9. In accordance with the respective Rule 12b-1 Plan for the Class R shares of each Portfolio, each Fund shall pay to the Distributor a monthly fee not to exceed the maximum rate set forth in Appendix A as may be determined by the Fund's Board of Trustees from time to time for distribution and shareholder support services. The monthly fee shall be reduced by the aggregate sums paid by or on behalf of such Portfolio to persons other than broker-dealers pursuant to shareholder servicing agreements.

10. A Rule 12b-1 Plan has not been adopted for the Class R6 and Institutional Class shares of any Portfolio (or any Fund in Delaware Pooled Trust, other than Delaware Global Listed Real Assets Fund, as applicable).

ALLOCATION OF EXPENSES

11. Each Fund shall allocate to each class of shares of a Portfolio any fees and expenses incurred by the Fund in connection with the distribution or servicing of such class of shares under a Rule 12b-1 Plan, if any, adopted for such class. In addition, each Fund reserves the right, subject to approval by the Fund's Board of Trustees, to allocate fees and expenses of the following nature to a particular class of shares of a Portfolio (to the extent that such fees and expenses actually vary among each class of shares or vary by types of services provided to each class of shares of the Portfolio):

(i)	transfer agency and other recordkeeping costs;

(ii)	Securities and Exchange Commission (“SEC”) and blue sky registration or qualification fees;

(iii)	printing and postage expenses related to printing and distributing class-specific materials, such as shareholder reports, prospectuses and proxies to current shareholders of a particular class or to regulatory authorities with respect to such class of shares;

(iv)	audit or accounting fees or expenses relating solely to such class;

(v)	the expenses of administrative personnel and services as required to support the shareholders of such class;

(vi)	litigation or other legal expenses relating solely to such class of shares;

(vii)	Trustees' fees and expenses incurred as a result of issues relating solely to such class of shares; and

(viii)	other expenses subsequently identified and determined to be properly allocated to such class of shares.
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12. (a) Daily Dividend Portfolios. With respect to Portfolios that declare a dividend to shareholders on a daily basis, all expenses incurred by a Portfolio will be allocated to each class of shares of such Portfolio on the basis of “settled shares” (net assets valued in accordance with generally accepted accounting principles but excluding the value of subscriptions receivable) of each class in relation to the net assets of the Portfolio, except for any expenses that are allocated to a particular class as described in paragraph 11 above.

(b) Non-Daily Dividend Portfolios. With respect to Portfolios that do not declare a dividend to shareholders on a daily basis, all expenses incurred by a Portfolio will be allocated to each class of shares of such Portfolio on the basis of the net asset value of each such class in relation to the net asset value of the Portfolio, except for any expenses that are allocated to a particular class as described in paragraph 11 above.

ALLOCATION OF INCOME AND GAINS

13. (a) Daily Dividend Portfolios. With respect to Portfolios that declare a dividend to shareholders on a daily basis, income will be allocated to each class of shares of such Portfolio on the basis of settled shares of each class in relation to the net assets of the Portfolio, and realized and unrealized capital gains and losses of the Portfolio will be allocated to each class of shares of such Portfolio on the basis of the net asset value of each such class in relation to the net asset value of the Portfolio.

(b) Non-Daily Dividend Portfolios. With respect to Portfolios that do not declare a dividend to shareholders on a daily basis, income and realized and unrealized capital gains and losses of a Portfolio will be allocated to each class of shares of such Portfolio on the basis of the net asset value of each such class in relation to the net asset value of the Portfolio.

CONVERSIONS

14. (a) Except for shares acquired through a reinvestment of dividends or distributions, Class C shares held for a period of time after purchase specified in Appendix A are eligible for automatic conversion into Class A shares of the same Portfolio in accordance with the terms described in the relevant prospectus. Class C shares acquired through a reinvestment of dividends or distributions will convert into Class A shares of the same Portfolio pro rata with the Class C shares that were not acquired through the reinvestment of dividends and distributions.

(b) The automatic conversion feature of Class C shares of each Fund shall be suspended at any time that the Board of Trustees of the Fund determines that there is not available a reasonably satisfactory opinion of counsel to the effect that (i) the assessment of the higher fee under the Fund's Rule 12b-1 Plan for Class C does not result in the Fund's dividends or distributions constituting a preferential dividend under the Internal Revenue Code of 1986, as amended, and (ii) the conversion of Class C shares into Class A shares does not constitute a taxable event under federal income tax law. In addition, the Board of Trustees of each Fund may suspend the automatic conversion feature by determining that any other condition to conversion set forth in the relevant prospectus, as amended from time to time, is not satisfied. The terms of a Fund’s prospectus may also contain exceptions to the automatic conversion feature of Class C shares described above, including but not limited to exceptions for certain types of Class C shareholders or for Class C shares held through certain financial intermediaries.

(c) The Board of Trustees of each Fund may also suspend the automatic conversion of Class C shares if it determines that suspension is appropriate to comply with the requirements of the Act, or any rule or regulation issued thereunder, relating to voting by Class C shareholders on the Fund's Rule 12b-1 Plan for Class A or, in the alternative, the Board of Trustees may provide Class C shareholders with alternative conversion or exchange rights.

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15. Class A, Class R, Class R6, and Institutional Class shares do not have a conversion feature.

EXCHANGES

16. Holders of Class A, Class C, Class R, and Class R6, and Institutional Class shares of a Portfolio shall have such exchange privileges as set forth in the relevant prospectuses and statements of additional information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in the Funds' prospectuses and statements of additional information. Exchanges cannot be made between open-end funds within the Nomura Funds complex.

OTHER PROVISIONS

17. Each class will vote separately with respect to the Rule 12b-1 Plan related to that class; provided, however, that Class C shares of a Portfolio may vote on any proposal to materially increase the fees to be paid by the Portfolio under the Rule 12b-1 Plan for the Class A shares of the Portfolio.

18. As described more fully in the Funds’ relevant prospectuses, broker-dealers that sell shares of each Portfolio will be compensated differently depending on which class of shares the investor selects.

19. Each Fund reserves the right to increase, decrease or waive the sales charge imposed on any existing or future class of shares of each Portfolio within the ranges permissible under applicable rules and regulations of the SEC and the rules of the Financial Industry Regulatory Authority (“FINRA”), as such rules may be amended or adopted from time to time. Each Fund may in the future alter the terms of the existing classes of each Portfolio or create new classes in compliance with applicable rules and regulations of the SEC and FINRA.

20. All material amendments to this Plan must be approved by a majority of the Trustees of each Fund affected by such amendments, including a majority of the Trustees who are not interested persons of the Fund.

Initially Effective as of November 16, 2000

Amended as of September 19-20, 2001

Amended as of November 1, 2001

Amended as of May 2003

Amended as of October 31, 2005

Amended as of August 31, 2006

Amended as of February 18, 2010

Amended and restated as of September 25, 2014

Amended as of February 25, 2016

Amended as of February 28, 2018

Amended as of November 18, 2020

Last approved on May 25, 2023, effective on July 28, 2023

Effective December 1, 2025 as Nomura Funds

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APPENDIX A,

effective as of December 1, 2025

Fund/Class	Maximum Annual Distribution Fee (as a percentage of average daily net assets of class)	Maximum Annual Shareholder Servicing Fee (as a percentage of average daily net assets of class)	Years To Conversion
Delaware Group® Equity Funds II
Nomura Value Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Group® Equity Funds IV
Nomura Healthcare Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Institutional Class	N/A	N/A	N/A
Nomura Growth and Income Fund
Class A	.25%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Nomura Opportunity Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Group® Equity Funds V
Nomura Small Cap Core Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Nomura Small Cap Value Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Nomura Wealth Builder Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
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Fund/Class	Maximum Annual Distribution Fee (as a percentage of average daily net assets of class)	Maximum Annual Shareholder Servicing Fee (as a percentage of average daily net assets of class)	Years To Conversion
Delaware Group® Income Funds
Nomura Corporate Bond Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Nomura Extended Duration Bond Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Nomura Floating Rate Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Group® Limited-Term Government Funds
Nomura Limited-Term Diversified Income Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Nomura Tax-Free Oregon Fund
Class A	.25%	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Group® Government Fund
Nomura Emerging Markets Debt Corporate Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Institutional Class	N/A	N/A	N/A
Nomura Strategic Income Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Institutional Class	N/A	N/A	N/A
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Fund/Class	Maximum Annual Distribution Fee (as a percentage of average daily net assets of class)	Maximum Annual Shareholder Servicing Fee (as a percentage of average daily net assets of class)	Years To Conversion
Delaware Group® State Tax-Free Income Trust
Nomura Tax-Free Pennsylvania Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Institutional Class	N/A	N/A	N/A
Delaware Group® Tax Free Fund
Nomura Tax-Free USA Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Institutional Class	N/A	N/A	N/A
Nomura Tax-Free USA Intermediate Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Institutional Class	N/A	N/A	N/A
Delaware Group® Global & International Funds
Nomura Emerging Markets Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Group® Adviser Funds
Nomura Diversified Income Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Pooled® Trust
Nomura Global Listed Real Assets Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
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Fund/Class	Maximum Annual Distribution Fee (as a percentage of average daily net assets of class)	Maximum Annual Shareholder Servicing Fee (as a percentage of average daily net assets of class)	Years To Conversion
Voyageur Mutual Funds
Macquarie Minnesota High-Yield Municipal Bond Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Institutional Class	N/A	N/A	N/A
Macquarie National High-Yield Municipal Bond Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Institutional Class	N/A	N/A	N/A
Macquarie Tax-Free California Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Institutional Class	N/A	N/A	N/A
Macquarie Tax-Free Idaho Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Institutional Class	N/A	N/A	N/A
Macquarie Tax-Free New York Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Institutional Class	N/A	N/A	N/A
Voyageur Mutual Funds II
Macquarie Tax-Free Colorado Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Institutional Class	N/A	N/A	N/A
Voyageur Tax Free Funds
Macquarie Tax-Free Minnesota Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Institutional Class	N/A	N/A	N/A

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Fund/Class	Maximum Annual Distribution Fee (as a percentage of average daily net assets of class)	Maximum Annual Shareholder Servicing Fee (as a percentage of average daily net assets of class)	Years To Conversion
Ivy Funds
Nomura Asset Strategy Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Class Y	.25%	N/A	N/A
Institutional Class	N/A	N/A	N/A
Nomura Balanced Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Class Y	.25%	N/A	N/A
Institutional Class	N/A	N/A	N/A
Nomura Core Equity Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Class Y	.25%	N/A	N/A
Institutional Class	N/A	N/A	N/A
Nomura Climate Solutions Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Class Y	.25%	N/A	N/A
Institutional Class	N/A	N/A	N/A
Nomura Global Bond Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Class Y	.25%	N/A	N/A
Institutional Class	N/A	N/A	N/A
Nomura Global Growth Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Class Y	.25%	N/A	N/A
Institutional Class	N/A	N/A	N/A
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Fund/Class	Maximum Annual Distribution Fee (as a percentage of average daily net assets of class)	Maximum Annual Shareholder Servicing Fee (as a percentage of average daily net assets of class)	Years To Conversion
Nomura High Income Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Class Y	.25%	N/A	N/A
Institutional Class	N/A	N/A	N/A
Nomura International Core Equity Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Class Y	.25%	N/A	N/A
Institutional Class	N/A	N/A	N/A
Nomura Large Cap Growth Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Class Y	.25%	N/A	N/A
Institutional Class	N/A	N/A	N/A
Nomura Mid Cap Growth Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Class Y	.25%	N/A	N/A
Institutional Class	N/A	N/A	N/A
Nomura Mid Cap Income Opportunties Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Class Y	.25%	N/A	N/A
Institutional Class	N/A	N/A	N/A
Nomura Natural Resources Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Class Y	.25%	N/A	N/A
Institutional Class	N/A	N/A	N/A
Nomura Science and Technology Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Class Y	.25%	N/A	N/A
Institutional Class	N/A	N/A	N/A
Nomura Real Estate Securities Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Class Y	.25%	N/A	N/A
Institutional Class	N/A	N/A	N/A
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Fund/Class	Maximum Annual Distribution Fee (as a percentage of average daily net assets of class)	Maximum Annual Shareholder Servicing Fee (as a percentage of average daily net assets of class)	Years To Conversion
Nomura Small Cap Growth Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Class Y	.25%	N/A	N/A
Institutional Class	N/A	N/A	N/A
Nomura Smid Cap Core Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Class Y	.25%	N/A	N/A
Institutional Class	N/A	N/A	N/A
Macquarie Systematic Emerging Markets Equity Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	8
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Class Y	.25%	N/A	N/A
Institutional Class	N/A	N/A	N/A
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